Principal Funds, Inc.
Supplement dated March 29, 2018
to the Statement of Additional Information dated March 1, 2018
(as supplemented on March 7, 2018 and March 19, 2018)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
In the Sub-Advisory Agreements for the Funds section, delete the Aggregate Fees Paid to Sub-Advisers and Fees Paid to Finisterre, Origin, and Post tables and replace with the following:

Aggregate Fees Paid to Sub-Advisers (other than Wholly-Owned Sub-Advisers, Finisterre, Origin, and Post) for Fiscal Years Ended October 31 (dollar amounts in thousands)
	2017		2016		2015
Fund	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Global Diversified Income	$20,238	0.40%	$22,413	0.40%	$25,958	0.42%
High Yield I	3,254	0.30	2,653	0.30	3,877	0.30
Inflation Protection	1,247	0.08	1,374	0.08	1,174	0.08
LargeCap Growth I	16,162	0.22	15,791	0.22	16,636	0.22
LargeCap Value III	3,195	0.17	3,131	0.18	3,967	0.17
MidCap Growth III	3,546	0.32	4,424	0.33	4,750	0.32
MidCap Value I	2,998	0.26	4,290	0.31	6,123	0.33
MidCap Value III	2,134	0.27	1,707	0.26	1,568	0.26
Overseas	10,147	0.32	8,898	0.32	8,744	0.32
SmallCap Growth I	6,518	0.43	5,997	0.44	6,732	0.45
SmallCap Value II	4,961	0.39	4,728	0.38	5,305	0.39

Fees Paid to Finisterre, Origin, and Post for Fiscal Years Ended October 31 (dollar amounts in thousands)
	2017		2016		2015
Fund	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Finisterre Unconstrained Emerging Markets Bond (Finisterre)	$155	0.60%	$46	0.60%	$—	—%
International I (Origin)	1,395	0.35	1,375	0.35	1,274	0.35%
Global Diversified Income (Post)	2,283	0.30	3,353	0.30	3,038	0.30

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